EXHIBIT 10.6

                         AMERIFIRST FUNDING GROUP, INC.
                         1712-H Osborne Road, Suite 107
                            St. Marys, Georgia 31558

                                                               December 26, 2002

AmeriFirst Fund I, LLC
1712-H Osborne Road
St. Marys, Georgia 31558

Ladies and Gentleman:

      This letter shall serve to confirm and memorialize our agreement that AmeriFirst Fund I, LLC (the "Fund") shall provide to us proceeds received from the public offer and sale of units of membership interest in the Fund. The proceeds shall be derived pursuant to the Fund's registration statement on Form S-1 (the "Registration Statement"), for the sole purpose of purchasing life insurance policies (the "Policies") as set forth in the Registration Statement. The signature of such Registration Statement by the Fund shall constitute conclusive evidence of the Fund's agreement to provide the funds, and we hereby agree to use such proceeds to purchase the Policies, either directly from the insured, if we are licensed as a broker, or through an unaffiliated broker referral network. We further agree that we shall sell and transfer to the Fund all of our right, title and interest to the Policies purchased with such proceeds, in accordance with and subject to any agreements now or hereinafter in effect either between us and the Fund or between us and any insured or unaffiliated broker. Notwithstanding the foregoing, the Fund hereby acknowledges and we hereby agree to sell Policies only to the Fund; provided, however, we may purchase Policies and sell them to entities other than the Fund only on a non-securitized basis, and provided that the monies we use to purchase such Polices are not proceeds received from the Fund either in connection with its public offering or subsequently.

      If the foregoing accurately reflects our agreement with respect to the foregoing, please indicate such by signing in the space indicated for such below.

                                Very truly yours,

                                AmerFirst Funding Group, Inc., as Provider


                                By: /s/ John Tooke
                                   -----------------------------------------
                                   John Tooke, Chief Executive Officer

Acknowledged and accepted as of the date first set forth above:

AmeriFirst Fund I, LLC

By: AmeriFirst Financial Services, Inc., Manager


By: /s/ John Tooke
   -------------------------------------
    John Tooke, Chief Executive Officer